UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 13, 2012

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2012, immediately prior to the closing of the initial public offering by Bloomin’ Brands, Inc. (the “Company”) of its common stock pursuant to a registration statement on Form S-1 (Registration No. 333-180615) (the “Registration Statement”), the Company’s Second Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement (the “Second Amended and Restated Certificate of Incorporation”) and the Company’s Second Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement (the “Bylaws”), became effective. A description of the Second Amended and Restated Certificate of Incorporation and the Bylaws is contained in the Prospectus, dated August 7, 2012, filed pursuant to Rule 424(b) of the Securities Act of 1933 on August 8, 2012 in the section entitled “Description of Capital Stock” and is incorporated by reference herein.

ITEM 7.01     Regulation FD Disclosure.

On August 13, 2012, the Company's subsidiary, OSI Restaurant Partners, LLC (“OSI”), issued a press release announcing that it had received tenders and consents from holders of approximately $102.2 million, or 41.2%, of the aggregate principal amount of its 10% Senior Notes due 2015 (the “Notes”) in connection with its previously announced tender offer and consent solicitation (the “Offer”) for the Notes and that such Notes had been accepted for payment. The press release is furnished with this report as Exhibit 99.1.

In addition, on August 13, 2012, OSI issued a notice under the indenture for the Notes calling the remaining Notes for redemption on September 12, 2012 (the “Redemption Date”) at a redemption price equal to 102.5% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date, representing an aggregate payment of approximately $153.0 million.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any document whether or not filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such document.

ITEM 9.01     Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of Bloomin’ Brands, Inc. (included as an exhibit to Registrant's Form S-8 filed on August 13, 2012 and incorporated herein by reference)
3.2	Second Amended and Restated Bylaws of Bloomin’ Brands, Inc. (included as an exhibit to Registrant's Form S-8 filed on August 13, 2012 and incorporated herein by reference)
99.1	Press Release of OSI Restaurant Partners, LLC dated August 13, 2012 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	August 13, 2012	By:	/s/ David J. Deno
David J. Deno
Executive Vice President and Chief Financial Officer